Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments at fair value	$ 277,523,236	$ 234,336,586
Investments at contract value	28,743,504	29,494,118
Total investments	306,266,740	263,830,704
Notes receivable from participants	14,679,433	12,351,452
Net assets available for benefits	$ 320,946,173	$ 276,182,156